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                                                                      Exhibit 21

         The following is a list of the direct and indirect subsidiaries of the Company as of December 31, 2003. All of the subsidiaries are wholly owned, and are included in the Consolidated Financial Statements, which are a part of this report.

                              Subsidiary                                State of Organization
---------------------------------------------------------------------   ---------------------
Regent Broadcasting, Inc.                                               Delaware
       Regent Broadcasting Midwest, Inc.                                Delaware
                Regent Broadcasting of Mansfield, Inc.                  Delaware
                         Regent Licensee of Mansfield, Inc.             Delaware
                                  Regent Broadcasting of Albany, Inc.   Delaware
                Regent Broadcasting of Flint, Inc.                      Delaware
                Regent Broadcasting of Duluth, Inc.                     Delaware
                Regent Broadcasting of Evansville/Owensboro, Inc.       Delaware
       Regent Broadcasting of El Paso, Inc.                             Delaware
                Regent Licensee of El Paso, Inc.                        Delaware
       Regent Broadcasting of Erie, Inc.                                Delaware
                Regent Licensee of Erie, Inc.                           Delaware
       Regent Broadcasting of Lafayette, Inc.                           Delaware
       Regent Broadcasting of Lancaster, Inc.                           Delaware
       Regent Broadcasting of Lexington, Inc.                           Delaware
                Regent Licensee of Lexington, Inc.                      Delaware
       Regent Broadcasting of Peoria, Inc.                              Delaware
       Regent Broadcasting of San Diego, Inc.                           Delaware
                Regent Licensee of San Diego, Inc.                      Delaware
       Regent Broadcasting of St. Cloud, Inc.                           Delaware
                Regent Licensee of St. Cloud, Inc.                      Delaware
       Regent Broadcasting of St. Cloud II, Inc.                        Minnesota
                RepCom, Inc.                                            Minnesota
                Sartell FM, Inc.                                        Minnesota
       Regent Broadcasting of South Carolina, Inc.                      Delaware
                Regent Licensee of South Carolina, Inc.                 Delaware
       Regent Broadcasting of Utica/Rome, Inc.                          Delaware
                Regent Licensee of Utica/Rome, Inc.                     Delaware
       Regent Broadcasting of Watertown, Inc.                           Delaware
                Regent Licensee of Watertown, Inc.                      Delaware
       Regent Broadcasting West Coast, Inc.                             California
                Regent Broadcasting of Chico, Inc.                      Delaware
                         Regent Licensee of Chico, Inc.                 Delaware
                Regent Broadcasting of Flagstaff, Inc.                  Delaware
                         Regent Licensee of Flagstaff, Inc.             Delaware
                Regent Broadcasting of Ft. Collins, Inc.                Delaware
                Regent Broadcasting of Grand Rapids, Inc.               Delaware

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

                              Subsidiary                                State of Organization
---------------------------------------------------------------------   ---------------------
                Regent Broadcasting of Kingman, Inc.                    Delaware
                         Regent Licensee of Kingman, Inc.               Delaware
                Regent Broadcasting of Lake Tahoe, Inc.                 Delaware
                         Regent Licensee of Lake Tahoe, Inc.            Delaware
                Regent Broadcasting of Palmdale, Inc.                   Delaware
                         Regent Licensee of Palmdale, Inc.              Delaware
                Regent Broadcasting of Redding, Inc.                    Delaware
                         Regent Licensee of Redding, Inc.               Delaware

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